                     LEASE ASSIGNMENT & ASSUMPTION AGREEMENT
                     ---------------------------------------


         WHEREAS, by Lease Agreement Bloomfield Woodward Avenue Associates Limited Partnership, (the "LANDLORD"), leased to Valenti Capital, L.L.C., (the "TENANT") dated June 21, 2000 (the "LEASE"), a Demised Premises known as Suite Number 130, located in the Pinehurst Office Complex in Bloomfield Hills, Michigan, situated on a parcel of real property more particularly described on Exhibit "A" to the Lease, for a term commencing July 1, 2000 and terminating June 30, 2007 (capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Lease); and

         WHEREAS, by Lease Assignment & Assumption Agreement Tenant assigned its interest under the Lease to Heartland Industrial Group, L.L.C., (the "ASSIGNOR"), and Assignor agreed to assume the duty of Tenant under such Lease;

         WHEREAS, Assignor desires to assign its interest as Tenant under the Lease to TriMas Company LLC, a Delaware limited liability company, (the "ASSIGNEE"), and Assignee agrees to such Assignment and to assume the duty of Tenant under such Lease:

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in consideration of the premises, the parties agree as follows:

                                       1.

         Assignor does hereby sell, assign and transfer unto Assignee, effective as of the date hereof (the "EFFECTIVE Date"), all of Assignor's leasehold interest under the Lease for the entire remainder of the lease term (the "ASSIGNMENT PERIOD").

         TO HAVE AND TO HOLD the same unto the said Assignee, for and during Assignment Period.

                                       2.

         Assignee does hereby accept this Assignment, assume and agree to perform the covenants, duties and obligations of Tenant under the Lease (including the payment of Rent), and agrees to be bound by all of such covenants, duties and obligations of Tenant as fully and to the same extent as if Assignee had been the original party designated as "Tenant" thereunder; and Assignee shall be fully, directly and primarily liable for the performance thereof, and it is agreed that the liability of the Assignee and each of the Guarantors (as herein provided) is joint and several and may be enforced against either without any nature of notice to, demand upon, proceeding against or judgment against the other. Except as otherwise pro-vided in the Lease, Assignee agrees to accept the Premises in an "AS-IS" condition as same may exist when vacated by Assignor.

                                       3.

         This Assignment shall not relieve Assignor of its obligations under the Lease, and shall not relieve Eugene Applebaum, Samuel Valenti, III, David Stockman and Timothy Leuliette (the "GUARANTORS") of liability for the performance of the covenants, duties and obligations of Assignee, as Tenant under the Lease, including liability for the full amount of Rent and any additional charges, provided to be paid by Assignee to Landlord pursuant to the Lease; and the Guarantors shall continue to be directly and primarily liable to Landlord for the performance of all covenants, duties and obligations of Assignee under such Lease, including payment of Rental, and such liability shall remain and continue in full force and effect as to any further assignment or transfer of the Lease, whether or not the Guarantors shall have received any notice or consented to such assignment or transfer.

                                       4.

         Any notice which may or shall be given under the terms of the Lease or this assignment shall be in writing and shall either be delivered by hand or sent by U.S. Registered or Certified Mail, adequate postage prepaid, if for Assignee, to it at 39400 North Woodward, Suite 130, Bloomfield Hills, Michigan 48304, if for Assignor, to it at 39400 Woodward Avenue, Suite 100, Bloomfield Hills, Michigan 48304 and if for Guarantors, to it at 39400 Woodward Avenue, Suite 100, Bloomfield Hills, Michigan 48304. Any party's address may be changed from time to time by such party by giving notice as provided herein. No change of address of any party shall binding on the other parties until notice of such change of address is given as herein provided. A post office receipt for registration of such notice or signed return receipt shall be conclusive that such notice was delivered in due course of mail if mailed as provided above.

                                       5.

         EXCEPT as otherwise specifically provided herein, all of the terms and provisions of the Lease shall remain in full force and effect during the Assignment Period. All defined terms used herein shall have the same meaning as when used in the Lease unless another meaning is clearly indicated.

         EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, on this 15th day of September , 2002.


Witnesses:                            HEARTLAND INDUSTRIAL GROUP, L.L.C.,
                                      a Delaware limited liability company

/s/ Michael Stellwagon                By: /s/ David Stockman
------------------------------            --------------------------------------
/s/ Carol Deer                        Its: Senior Managing Director
------------------------------            --------------------------------------


                                                                      "ASSIGNOR"


Witnesses:                            TRIMAS COMPANY LLC,
                                      a Delaware limited liability company

/s/ Lisa M. Zangara                   By:  /s/ Todd R. Peters
------------------------------            --------------------------------------
/s/ Jennifer Fojan                    Its: Executive Vice President and CFO
------------------------------            --------------------------------------



                                                                      "ASSIGNOR"

                                                 /s/ Eugene Applebaum
                                      ------------------------------------------
                                                   EUGENE APPLEBAUM


                                                  /s/ Samuel Valenti
                                      ------------------------------------------
                                                  SAMUEL VALENTI, III


                                                  /s/ David Stockman
                                      ------------------------------------------
                                                    DAVID STOCKMAN


                                                 /s/ Timothy Leuliette
                                      ------------------------------------------
                                                   TIMOTHY LEULIETTE

                                                                    "GUARANTORS"